UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OF 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2001

                                  ABC-NACO Inc.
                             (Debtor-In-Possession)
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             (Exact name of registrant as specified in its charter)

DELAWARE                           0-22906             36-3498749
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(Jurisdiction  of          (Commission  File  Number)  (IRS  Employer
incorporation)                                         Identification  No.)

                                  ABC-NACO Inc.
                           335 EISENHOWER LANE SOUTH,
                             LOMBARD, ILLINOIS 60148
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 792-2010

Item  3.          Bankruptcy  or  Receivership.

On October 18, 2001, ABC-NACO Inc. (the "Company"), including 7 of its domestic U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). The Company's case is being administered under Case 01 B 36484. The Company will be moving for a joint administration of the parent and subsidiary cases.

The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court. On October 18, 2001 the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item  7.     Financial  Statements  and  Exhibits.

     (c)     Exhibits

     Exhibit No.   Description

     99.1          Press  Release  of  ABC-NACO  Inc.  dated  October  18,  2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABC-NACO Inc.

                              By:     /s/Wayne  R.  Rockenbach
                                   --------------------------------------
                              Name:   Wayne  R.  Rockenbach
                              Title:  Chief  Financial  Officer


Dated:     October  18,  2001


                                  EXHIBIT INDEX

     Exhibit  No.     Description

     99.1          Press  Release  of  ABC-NACO  Inc.  dated  October  18,  2001



Safe  Harbor  Statement  Under  The  Private Securities Litigation Reform Act of
1995:
The statements contained in this release which are not historical facts, may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of ABC-NACO Inc. Accordingly, actual results could differ materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the Company's Amended Annual Report on Form 10-K for the year ended December 31, 2000, under the caption "Cautionary Statement Concerning Forward Looking Statements," and other risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.